                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2003
                                                          ---------------------


                             Corrpro Companies, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                  1-12282                    34-1422570
-------------------        ---------                  ------------
(State or other            (Commission              (I.R.S. Employer
 jurisdiction of            File Number)           Identification No.)
 incorporation)


     1090 Enterprise Drive, Medina, Ohio                  44256
--------------------------------------------------------------------------------
     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:       (330) 723-5082
                                                   -----------------------------



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

      (c)         Exhibits

         NUMBER   DESCRIPTION
         ------   -----------

         99.1 Press Release issued by Corrpro Companies, Inc., dated July 31, 2003.

         99.2 Those portions of the Company's Annual Report to Shareholders, other than its Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on June 30, 2003 (File No. 001-12282).

ITEM 9.     REGULATION FD DISCLOSURE.
            -------------------------

         On July 31, 2003, the Company issued a press release announcing the status of its ongoing negotiations with its senior lenders with respect to its senior debt. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

         On July 31, 2003, the Company commenced mailing to its shareholders its Annual Report to Shareholders. A copy of those portions of the Company's Annual Report to Shareholders not included in its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on June 30, 2003, is furnished with this Current Report on Form 8-K as Exhibit 99.2. This information, furnished under this "Item 9. Regulation FD Disclosure," also is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.




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                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CORRPRO COMPANIES, INC.


Date:  August 1, 2003                By:    /s/ Robert M. Mayer
                                           ------------------------------------
                                           Robert M. Mayer
                                           Senior Vice President and
                                           Chief Financial Officer





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                                  EXHIBIT INDEX
                                  -------------



Exhibit    Description of Exhibit
-------    ----------------------

99.1       Press Release issued by Corrpro Companies, Inc., dated July 31, 2003.

99.2 Those portions of the Company's Annual Report to Shareholders, other than its Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on June 30, 2003 (File No. 001-12282).